UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549



                              FORM 8-K

                           CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):    March 30, 1999




                         HOWELL CORPORATION
       (Exact name of registrant as specified in its charter)



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       Delaware                 1-8704              74-1223027
(State or other jurisdiction  (Commission        (I.R.S. Employer
   of incorporation)         File Number)       Identification No.)
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        1111 Fannin, Suite 1500, Houston, Texas          77002
        (Address of principal executive offices)       (Zip code)




      Registrant's telephone number, including area code: (713)658-4000
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Item 5.    Other Events.

      On March 30, 1999, Howell Corporation ("Howell") issued the press release filed herewith.


Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.

           The following materials are filed as exhibits to this Current Report on Form 8-K.

      Exhibit
      Number              Description

       99.1               Press  release  of Howell Corporation dated
                          March 30, 1999.

                         S I G N A T U R E

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               HOWELL CORPORATION



Dated: April 1, 1999           By:
                               Robert T. Moffett
                               Vice President, General Counsel and
                               Secretary

                            EXHIBIT INDEX

Exhibit
Number               Description

  99.1               Press    release    of   Howell Corporation dated
                     March 30, 1999.